UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2008

uBid.com Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50995	52-2372260
(Commission File Number)	(IRS Employer
Identification No.)
8725 W. Higgins Road, Suite 900 Chicago, Illinois 60631
(Address of Principal Executive Offices) (Zip Code)

(773) 272-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of
Certain Officers

On January 8, 2008, uBid.com Holdings, Inc. (the “Company”) issued a press release announcing the promotion of Miguel Martinez, Jr. from VP, Finance to Chief Financial Officer effective January 8, 2008.

Mr. Martinez, age 52, has served as the Company’s vice president of finance since February 2005. Prior to joining the Company, from March of 1999 to November 2004, Mr. Martinez was senior vice president and chief financial officer with Hartford Computer Group, a leading PC manufacturer, distributor and service company.

The Company issued a press release relating to the appointment of Mr. Martinez described above. This press release is attached to this Report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

99.1 Press Release dated January 8, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2008
UBID.COM HOLDINGS, INC.

	By	/s/ Miguel A. Martinez, Jr.
Miguel A. Martinez, Jr.
Vice President, Finance

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
January 8, 2008	000-50995

UBID.COM HOLDINGS, INC.

EXHIBIT NO.	ITEM

99.1	Press release dated January 8, 2008